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                                                                    EXHIBIT 99.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT


         Timothy P. Walbridge and Beth Sanders hereby certify as follows:

         1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Centennial First Financial Services.

         2. The Form 10-QSB of Centennial First Financial Services for the Quarter Ended June 30, 2002 complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Centennial First Financial Services.

                                             /s/ Timothy P. Walbridge
                                           -------------------------------------
                                           Timothy P. Walbridge, Chief Executive
                                           Officer


                                             /s/ Beth Sanders

                                           -------------------------------------
                                           Beth Sanders, Chief Financial Officer

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